Basic and diluted net earnings per share	12 Months Ended
Dec. 31, 2019
Earnings Per Share, Basic and Diluted [Abstract]
Basic and diluted net earnings per share
Basic and diluted net earnings per share
Basic and diluted earnings per share have been calculated on the basis of net earnings attributable to the common shareholders of the Company and the weighted average number of common shares and bonus deferral restricted share units outstanding. Diluted net earnings per share is computed using the weighted-average number of common shares, subscription receipts outstanding, additional shares issued subsequent to year-end under the dividend reinvestment plan, PSUs, RSUs and DSUs outstanding during the year and, if dilutive, potential incremental common shares resulting from the application of the treasury stock method to outstanding share options and additional shares issued subsequent to quarter-end under the dividend reinvestment plan. The convertible debentures (note 12(h)) are convertible into common shares at any time prior to maturity or redemption by the Company. The shares issuable upon conversion of the convertible debentures are included in diluted earnings per share.
The reconciliation of the net earnings and the weighted average shares used in the computation of basic and diluted earnings per share are as follows:

	2019	2018
Net earnings attributable to shareholders of APUC	$530,884	$184,988
Series A preferred shares dividend	4,666	4,169
Series D preferred shares dividend	3,820	3,858
Net earnings attributable to common shareholders of APUC from continuing operations – basic and diluted	$522,398	$176,961
Weighted average number of shares
Basic	499,910,876	461,818,023
Effect of dilutive securities	4,828,678	4,227,595
Diluted	504,739,554	466,045,618

The shares potentially issuable as a result of 1,113,775 share options (2018 - 3,380,184) are excluded from this calculation as they are anti-dilutive.